Exhibit 99.2

UNION PACIFIC CORPORATION ANNOUNCES

PRICING TERMS OF EXCHANGE OFFERS

FOR IMMEDIATE RELEASE

Omaha, Neb. – September 16, 2016  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced the pricing terms of its private offers to exchange certain of its outstanding notes and debentures referenced in the table below for a combination of new notes due 2051 (the “New Notes”) and cash (the “Exchange Offers”), established as of 2:00 p.m., New York City time, on September 16, 2016 (the “Price Determination Date”) in accordance with Union Pacific’s offering memorandum dated September 1, 2016 (the “Offering Memorandum”) and the related letter of transmittal.

The total exchange price to be received in each Exchange Offer (the “Total Exchange Price”) for each $1,000 principal amount of Existing Notes validly tendered, not withdrawn prior to 5:00 p.m., New York City time, on September 15, 2016 (the “Early Exchange Date”) and accepted for exchange is set forth in the table below.  The Total Exchange Price, which includes the early exchange premium of $50.00 in cash per $1,000 principal amount of Existing Notes validly tendered, not withdrawn prior to the Early Exchange Date and accepted for exchange, will be paid via the issuance of the principal amount of New Notes set forth in the table below, with the remaining amount paid in cash.  The Total Exchange Price has been determined using the yields for the Exchange Offers in accordance with the procedures set forth in the Offering Memorandum.  Holders of Existing Notes who validly tender Existing Notes after the Early Exchange Date that are accepted for exchange will receive the Total Exchange Price less the early exchange premium of $50.00 in cash per $1,000 principal amount of Existing Notes validly tendered, not withdrawn and accepted for exchange.  The annual interest rate on the New Notes will be 3.799%, which has been determined as the bid-side yield of the designated reference security as of the Price Determination Date, which was 2.449%, plus the applicable spread

The table below shows the Total Exchange Price per $1,000 principal amount of each series of Existing Notes accepted in the Exchange Offers.

		Aggregate Principal			Total Exchange Price
CUSIP Number	Title of Series	Amount Outstanding	Reference UST Yield	Fixed Spread (basis points)	New Notes	Cash Payment
907818DX3	4.850% Notes due 2044	$300,000,000	2.449%	115	$1,000	$215.79
907818DT2	4.821% Notes due 2044	$700,000,000	2.449%	115	$1,100	$109.07
907818DU9	4.750% Notes due 2043	$500,000,000	2.449%	115	$1,000	$196.36
907818DJ4	4.750% Notes due 2041	$500,000,000	2.449%	110	$1,000	$195.19
907818DE5 907818DF2	5.780% Notes due 2040	$89,545,000	2.449%	110	$1,150	$206.25
907818CX4	6.150% Debentures due 2037	$112,414,000	2.449%	110	$1,000	$377.47
907818CU0	6.250% Debentures due 2034	$230,929,000	2.449%	100	$1,000	$366.83
907818CS5	5.375% Debentures due 2033	$200,000,000	2.449%	95	$1,000	$249.71

907818BY3	7.125% Debentures due 2028	$177,060,000	2.449%	50	$1,000	$399.53
907818CF3	6.625% Debentures due 2029	$423,040,000	2.449%	55	$1,000	$371.26

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 29, 2016, unless extended or earlier terminated by Union Pacific (the “Expiration Date”).  In addition to the consideration described above, all eligible holders of Existing Notes validly tendered and accepted for exchange prior to the Expiration Date will also receive accrued and unpaid interest on those Existing Notes from the last interest payment date to, but not including, the settlement date of the applicable Exchange Offer, which is expected to be the third business day after the Expiration Date.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal.  The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes who has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security.  The Exchange Offers are being made solely by the Offering Memorandum and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers.  Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269‑5550 or (800) 848‑3402 or by email at unp@dfking.com.

Investor contact is Gary Grosz, (402) 544-6175.

Media contact is Calli Hite, (402) 544-3026.

FORWARD-LOOKING STATEMENTS

This press release and related materials (including information in oral statements or other written statements made or to be made by us), may contain statements that are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements and information also generally include, without limitation, any other statements or information regarding: expectations as to operational or service improvements; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial and operational results, future economic performance and general economic conditions; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters, expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements or other matters will not have a material adverse effect on the Corporation’s consolidated results of operations, financial condition, or liquidity and any other similar expressions concerning matters that are not historical facts.

Forward‑looking statements and information reflect the good faith consideration by management of currently available information, and may be based on underlying assumptions believed to be reasonable under the circumstances. However, such information and assumptions (and, therefore, such forward‑looking statements and information) are or may be subject to variables or unknown or unforeseeable events or circumstances over which management has little or no influence or control. The Risk Factors in Item 1A of the Corporation’s 2015 Annual Report on Form 10-K, filed February 5, 2016, could affect the Corporation’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward‑looking statements, and this press release should be read in conjunction with these Risk Factors. To the extent circumstances require or the Corporation deems it otherwise necessary, the Corporation will update or amend these risk factors in a Form 10-Q or Form 8-K. Forward‑looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward‑looking information is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.